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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


GameStop Corp.
Grapevine, Texas


      We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 22, 2001, relating to the consolidated financial statements of GameStop Corp., which is contained in that prospectus.




                                    /S/  BDO SEIDMAN, LLP


New York, New York
February 12, 2002